Second Amendment to Management Agreement


THIS SECOND AMENDMENT TO MANAGEMENT AGREEMENT (this "Amendment") dated as of March 20, 1997, is made by and between MANHATTAN BEACH HOTEL PARTNERS, L.P., formerly known as Shearson California Radisson Plaza Partners, L.P., a Delaware limited partnership (the "Owner") and MANHATTAN BEACH MANAGEMENT COMPANY, a Delaware Corporation (the "Management Company").


                                    RECITALS


      A. The Owner and the Management Company previously entered into that certain Management Agreement dated January 3, 1992, as amended by Amendment to Management Agreement dated as of April 21, 1994 (together, the "Management Agreement"), providing for the management and operation of the Radisson Plaza Hotel and Golf Course located in the City of Manhattan Beach, County of Los Angeles, State of California (the "Hotel").

      B. Pursuant to Article 4, Section 4.01 of the Management Agreement, the term of the Management Agreement expired on January 2, 1997, but the Management Company has continued since such time with the Owner's consent to manage and operate the Hotel as if the Management Agreement were in full force and effect.

     C. The Owner and the Management Company desire to memorialize and continue the Management Company's operation and management of the Hotel, and to ratify the Management Company's prior operation and management of the Hotel as if the Management Agreement were in full force and effect, and therefore have agreed to amend Article 4, Section 4.01 of the Management Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Owner and the Management Company agree as follows:

   1.   Amendment.     The first sentence of Article 4, Section 4.01 of the
Management Agreement is hereby deleted in its entirety and the following inserted in lieu thereof: The term ("Term") of this Agreement shall commence on the Effective Date and, unless sooner terminated as herein provided, shall continue for a period of six (6) years.

   2. Ratification. The Owner and the Management Company hereby agree that the Management Agreement shall be deemed to have been in full force and effect from the time of its expiration on January 2, 1997, until the time this Amendment is effective, and that both parties shall be fully liable for the performance of their respective duties and obligations thereunder during such time period.

   3. Miscellaneous. Each of the persons who has executed this Amendment represents and warrants that such person has been authorized to do so by all necessary and appropriate action by the party on whose behalf such person has executed this Amendment. This Amendment sets forth the entire agreement of the parties hereto with respect to the subject matter contained herein, and shall supersede any prior agreement, whether oral or written, express or implied, of the parties hereto with respect to the subject matter contained herein. Except as amended hereby, the terms of the Management Agreement shall remain unchanged and be in full force and effect.

IN WITNESS WHEREOF, the Owner and the Management Company have executed this Amendment as of the date first set forth above.


                                OWNER:
                                MANHATTAN BEACH HOTEL PARTNERS, L.P., a
                                Delaware limited partnership

                                By:  MANHATTAN BEACH COMMERCIAL
                                     PROPERTIES III INC., a
                                     Delaware corporation

                                Its: General Partner
                                By: ______________________________
                                Name:_____________________________
                                Its:______________________________


                                MANAGEMENT COMPANY:

                                MANHATTAN BEACH MANAGEMENT COMPANY, a Delaware limited partnership

                                By: ______________________________
                                Name:_____________________________
                                Its:______________________________


                                   GUARANTEE


     Interstate Hotels Corporation unconditionally guarantees the performance of the Management Company's past, present, and future obligations and duties under the Management Agreement as amended hereby, and represents and warrants to the Owner that it is authorized to give such guarantee.

INTERSTATE HOTELS CORPORATION

By: _________________________
Name:________________________
Its:_________________________